                                                               Exhibit (g)(xiii)


                               FORM OF SCHEDULE A
                        TO THE TRANSFER AGENCY AGREEMENT
                                     BETWEEN
              SCHWAB CAPITAL TRUST AND CHARLES SCHWAB AND CO, INC.

Fund                                                                            Effective Date
----                                                                            --------------
Schwab International Index Fund - Investor Shares                               July 21, 1993

Schwab International Index Fund - Select Shares                                 April 30, 1997

Schwab Small-Cap Index Fund - Investor Shares                                   October 14, 1993

Schwab Small-Cap Index Fund - Select Shares                                     April 30, 1997

Schwab MarketTrack Growth Portfolio (formerly known as Schwab Asset             September 25, 1995
Director-High Growth Fund)

Schwab MarketTrack Balanced Portfolio (formerly known as Schwab Asset           September 25, 1995
Director-Balanced Growth Fund)

Schwab MarketTrack Conservative Portfolio (formerly known as Schwab Asset       September 25, 1995
Director-Conservative Growth Fund)

Schwab S&P 500 Fund - e.Shares                                                  February 28, 1996

Schwab S&P 500 Fund - Investor Shares                                           February 28, 1996

Schwab S&P 500 Fund - Select Shares                                             April 30, 1997

Schwab Analytics Fund                                                           May 21, 1996

Schwab MarketManager International Portfolio (formerly known as Schwab          September 2, 1996
OneSource Portfolios-International)

Schwab MarketManager Growth Portfolio (formerly known as Schwab OneSource       October 13, 1996
Portfolios-Growth Allocation)

Schwab MarketManager Balanced Portfolio (formerly known as Schwab OneSource     October 13, 1996
Portfolios-Balanced Allocation)

Schwab MarketManager Small Cap Portfolio (formerly known as Schwab OneSource    August 3, 1997
Portfolios-Small Company)

Schwab Market Track All Equity Portfolio (formerly known as Schwab Asset        April 16, 1998
Director-Aggressive Growth Fund)

Institutional Select S&P 500 Fund                                               October 28, 1998

Institutional Select Large-Cap Value Index Fund                                 October 28, 1998

Fund                                                                            Effective Date
----                                                                            --------------
Institutional Select Small-Cap Value Index Fund                                 October 28, 1998

Schwab Total Stock Market Index Fund - Investor Shares                          April 15, 1999

Schwab Total Stock Market Index Fund - Select Shares                            April 15, 1999

Communications Focus Fund                                                       May 15, 2000

Financial Services Focus Fund                                                   May 15, 2000

Health Care Focus Fund                                                          May 15, 2000

Technology Focus Fund                                                           May 15, 2000

Schwab Hedged Equity Fund                                                       August 6, 2002


                                        SCHWAB CAPITAL TRUST

                                        By:      ____________________
                                        Name:    John Philip Coghlan
                                        Title:   President and Chief Executive
                                                 Officer

                                        CHARLES SCHWAB & CO., INC.

                                        By:      ____________________
                                        Name:    Ron Carter
                                        Title:   Senior Vice President

                               FORM OF SCHEDULE C
                        TO THE TRANSFER AGENCY AGREEMENT
                                     BETWEEN
              SCHWAB CAPITAL TRUST AND CHARLES SCHWAB AND CO, INC.

                                      FEES

  THE FEES LISTED BELOW ARE FOR SERVICES PROVIDED UNDER THIS AGREEMENT AND ARE
                TO BE ACCRUED DAILY AND PAID MONTHLY IN ARREARS:

FUND                                                                       FEE
----                                                                       ---
Schwab International Index Fund - Investor Shares                          Five one-hundredths of one percent (.05%) of the Fund's
                                                                           average daily net assets

Schwab International Index Fund - Select Shares                            Five one-hundredths of one percent (.05%) of the Fund's
                                                                           average daily net assets

Schwab Small-Cap Index Fund - Investor Shares                              Five one-hundredths of one percent (.05%) of the Fund's
                                                                           average daily net assets

Schwab Small-Cap Index Fund-Select Shares                                  Five one-hundredths of one percent (.05%) of the Fund's
                                                                           average daily net assets

Schwab MarketTrack Growth Portfolio (formerly known as Schwab Asset        Five one-hundredths of one percent (.05%) of the Fund's
Director-High Growth Fund)                                                 average daily net assets

Schwab MarketTrack Balanced Portfolio (formerly known as Schwab Asset      Five one-hundredths of one percent (.05%) of the Fund's
Director-Balanced Growth Fund)                                             average daily net assets

Schwab MarketTrack Conservative Portfolio (formerly known as Schwab        Five one-hundredths of one percent (.05%) of the Fund's
Asset Director-Conservative Growth Fund)                                   average daily net assets

Schwab S&P 500 Fund-Investor Shares                                        Five one-hundredths of one percent (.05%) of the Fund's
                                                                           average daily net assets

Schwab S&P 500 Fund-e.Shares                                               Five one-hundredths of one percent (.05%) of the Fund's
                                                                           average daily net assets

Schwab S&P 500 Fund-Select Shares                                          Five one-hundredths of one percent (.05%) of the Fund's
                                                                           average daily net assets

Schwab Analytics Fund                                                      Five one-hundredths of one percent (.05%) of the Fund's
                                                                           average daily net assets

Schwab MarketManager International Portfolio (formerly known as Schwab     Five one-hundredths of one percent (.05%) of the Fund's
OneSource Portfolios-International)                                        average daily net assets

Schwab MarketManager Growth Portfolio (formerly known as Schwab            Five one-hundredths of one percent (.05%) of the Fund's
OneSource Portfolios-Growth Allocation)                                    average daily net assets.

FUND                                                                       FEE
----                                                                       ---
Schwab MarketManager Balanced Portfolio (formerly known as Schwab          Five one-hundredths of one percent (.05%) of the Fund's
OneSource Portfolios-Balanced Allocation)                                  average daily net assets.

Schwab MarketManager Small Cap Portfolio (formerly known as Schwab         Five one-hundredths of one percent (.05%) of the Fund's
OneSource Portfolios-Small Company)                                        average daily net assets.

Schwab Market Track All Equity Portfolio (formerly known as Schwab         Five one-hundredths of one percent (.05%) of the Fund's
Asset Director-Aggressive Growth Fund)                                     average daily net assets

Institutional Select S&P 500 Fund                                          Five one-hundredths of one percent (.05%) of the Fund's
                                                                           average daily net assets

Institutional Select Large-Cap Value Index Fund                            Five one-hundredths of one percent (.05%) of the Fund's
                                                                           average daily net assets

Institutional Select Small-Cap Value Index Fund                            Five one-hundredths of one percent (.05%) of the Fund's
                                                                           average daily net assets

Schwab Total Stock Market Index Fund - Investor Shares                     Five one-hundredths of one percent (.05%) of the Fund's
                                                                           average daily net assets

Schwab Total Stock Market Index Fund - Select Shares                       Five one-hundredths of one percent (.05%) of the Fund's
                                                                           average daily net assets

Communications Focus Fund                                                  Five one-hundredths of one percent (.05%) of the Fund's
                                                                           average daily net assets

Financial Services Focus Fund                                              Five one-hundredths of one percent (.05%) of the Fund's
                                                                           average daily net assets

Health Care Focus Fund                                                     Five one-hundredths of one percent (.05%) of the Fund's
                                                                           average daily net assets

Technology Focus Fund                                                      Five one-hundredths of one percent (.05%) of the Fund's
                                                                           average daily net assets

Schwab Hedged Equity Fund                                                  Five one-hundredths of one percent (.05%) of the Fund's
                                                                           average daily net assets

                                        SCHWAB CAPITAL TRUST

                                        By:      ____________________
                                        Name:    John Philip Coghlan
                                        Title:   President and Chief Executive
                                                 Officer

                                        CHARLES SCHWAB & CO., INC.

                                        By:      ____________________
                                        Name:    Ron Carter
                                        Title:   Senior Vice President